Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 10, 2005

/s/ Jeremy N. Kendall
Jeremy N. Kendall
Chairman, Chief Executive Officer
and Director (Principal Executive Officer)

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 10, 2005

/s/ John H. Dietrich
John H. Dietrich
VP & Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 10, 2005

/s/ Cyril Ing
Cyril A. Ing
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 10, 2005

/s/ Joseph Riz
Joseph Riz
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 10, 2005

/s/ Robert Fetherstonhaugh
Robert Fetherstonhaugh, Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 10, 2005

/s/ James K. Rifenbergh
James K. Rifenbergh
Director and Authorized Representative
in the United States

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 10, 2005

/s/ Allan G. Routh
Allan G. Routh
Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or John H. Dietrich and each of them, her attorneys and agents to execute on her behalf and in her name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 10, 2005

/s/ Katrina L. Houde
Katrina L. Houde, Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 10, 2005

/s/ Camillo Lisio
Camillo Lisio, Director

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of SUNOPTA INC., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or John H. Dietrich and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-8, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of May 10, 2005

/s/ Stephen R. Bronfman
Stephen R. Bronfman Director